EXHIBIT 32.1

 CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
         "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"

     I, Frederick A. Krehbiel, Co-Chairman and Chief Executive
Officer of Molex Incorporated, certify that:

     1. The quarterly report on Form 10-Q/A for the quarter ended
September  30, 2004, as filed with the Securities and Exchange
Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

     2. the information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.

Date: March 21, 2005                   /S/ FREDERICK A. KREHBIEL
                                       __________________________
                                       Frederick A. Krehbiel
                                       Co-Chairman and
                                       Chief Executive Officer

The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350,
Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section
906 has been provided to Molex Incorporated and will be retained by Molex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.




                             EXHIBIT 32.2

 CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
         "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"

     I, Robert B. Mahoney, Acting Chief Financial Officer,
Executive Vice President and President, Far East South of Molex
Incorporated, certify that:

     1. The quarterly report on Form 10-Q/A for the quarter ended
September 30, 2004, as filed with the Securities and Exchange
Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

     2. the information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.

Date: March 21, 2005                      /S/ ROBERT B. MAHONEY
                                          ________________________
                                          Robert B. Mahoney
                                          Acting Chief Financial Officer
                                          Executive Vice President and
                                          President, Far East South

 The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350,
Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section
906 has been provided to Molex Incorporated and will be retained by Molex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.